CORPORATE BORROWINGS	12 Months Ended
Dec. 31, 2021
Disclosure of financial liabilities [abstract]
CORPORATE BORROWINGS	CORPORATE BORROWINGS
The Company and its subsidiaries have bilateral revolving credit facilities backed by global banks. The total available amount on the credit facilities is $150 million. The credit facilities are available in U.S. and Canadian dollars and advances under the credit facilities bear interest at the specified LIBOR, CDOR, or bankers’ acceptance rate plus a spread. The credit facilities have a maturity date of June 28, 2024. As at December 31, 2021, $37 million was drawn on the bilateral credit facilities.
In addition, the Company has a 364-day revolving credit facility for the purpose of temporarily warehousing investments that will ultimately be transferred into our insurance investment portfolios in the near term. The facility borrowings are secured by the underlying investments related to the credit facility drawings. As at December 31, 2021, $656 million was drawn.
The facilities require the Company to maintain a minimum net worth covenant. At at December 31, 2021, the Company was in compliance with its financial covenants.
The Company also has a revolving credit facility with Brookfield Asset Management, as described in Note 1(b)(v) that as at December 31, 2021 permitted borrowings of up to $200 million. As at December 31, 2021, there were no amounts drawn on the facility.